UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 5, 2005

Impac Mortgage Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-14100	33-0675505
(Commission File Number)	(IRS Employer Identification No.)

1401 Dove Street, Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective July 5, 2005, the Audit Committee of the Board of Directors of Impac Mortgage Holdings, Inc. (the “Company”) appointed Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm.

Prior to the appointment of E&Y, neither the Company nor anyone on behalf of the Company had consulted with E&Y during the Company’s two most recent fiscal years or for the fiscal year 2005 through July 5, 2005 in any matter regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter which was the subject of either a disagreement or a reportable event, as each are defined in Items 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

Date: July 8, 2005

	By:	/s/ Richard J. Johnson
	Name:	Richard J. Johnson
	Title:	Executive Vice President and Chief Financial Officer

3

Exhibit Index

Exhibit Number	Description
99.1	Press Release.

4